UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5750 New King Drive, Suite 320 Troy, MI 48098
(Address of principal executive offices)

Registrant's telephone number:  (833) 374-7282
No change
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	SAUC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on November 6, 2019, Diversified Restaurant Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated November 6, 2019, by and among Patton Wings Intermediate Holdings, LLC, a Delaware limited liability company (“Parent”), and Golden Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, providing for the merger of Merger Sub with and into the Company (the “Merger”) and, collectively with the other transactions contemplated by the Merger Agreement, the “Transaction”), with the Company surviving the Merger as wholly owned subsidiary of Parent. On November 25, 2019, the Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement relating to the Transaction (the “Proxy Statement”).
On or about November 25, 2019, counsel for a purported individual stockholder of the Company (the “Stockholder”) sent a letter (the “Letter”) to legal counsel for the Company in connection with the Transaction, which alleged that the Proxy Statement failed to disclose certain information regarding the Transaction. The Letter asked the Company to make certain additional disclosures in the Proxy Statement. The Letter further threatened the commencement of litigation if the Company did not make the additional disclosures.
The Company believes that the allegations in the Letter are without merit. The Company also believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, and do not need to be supplemented. However, solely to avoid the costs, risks, nuisance and uncertainties inherent in disputes concerning these types of allegations, or subsequent related litigation which could delay or adversely affect the proposed Transaction, and to allow the Company’s stockholders to vote on the proposals required in connection with the proposed Transaction with Parent at the Company’s annual meeting of stockholders to be held on December 19, 2019 (the “Annual Meeting”), the Company has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Additional Disclosures”). The Additional Disclosures should be read in conjunction with the Proxy Statement. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental Additional Disclosures set forth herein. In light of the Additional Disclosures, the Stockholder agreed not to file litigation or otherwise seek to delay or impede the stockholder vote at the Annual Meeting or the closing of the Merger.
The Company vigorously denies the Letter’s allegations that the Proxy Statement is deficient in any respect, and/or that the Additional Disclosures are material or required. The Company believes the Additional Disclosures do not provide information required by the federal securities laws or that is material to the decision of the Company stockholders as to how to vote their shares at the Special Meeting. As noted above, the Additional Disclosures are being made solely to eliminate the burden, expense, and nuisance of potential litigation, and to avoid any possible delay to the closing of the Transaction that might arise from litigation.
The Additional Disclosures will not affect the merger consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the Annual Meeting.
If you have not already submitted a proxy to vote at the Annual Meeting you are urged to do so promptly. This Current Report on Form 8-K does not affect the validity of any proxy card or voting instructions that Company stockholders may have previously received or delivered. No action is required by any Company stockholder who has previously delivered a proxy or voting instructions and who does not wish to revoke or change that proxy or voting instructions.
The Board continues to recommend that the Company’s stockholders vote FOR the proposal to adopt the Merger Agreement and the Transactions contemplated by the Merger Agreement and FOR each of the other proposals described in the Proxy Statement.

Supplemental Disclosures to Proxy Statement
The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement and a line through text shows text being deleted from a referenced disclosure in the Proxy Statement.
The disclosure under the heading “The Merger – Opinion of Diversified’s Financial Advisor” is hereby supplemented by adding the underlined disclosure in the second paragraph in the section titled “Discounted Cash Flow Analysis” on page 66 of the Proxy Statement:
Duff & Phelps calculated the Company's projected unlevered free cash flows by taking its projected earnings before interest and taxes, subtracting taxes, adding back depreciation, and subtracting capital expenditures and the investment in net working capital. Duff & Phelps calculated the terminal value in 2023 using a perpetuity growth formula by capitalizing the normalized fiscal year ending 2023 free cash flow using a 2.0% terminal growth rate, based on the expected long-term U.S. GDP growth rate. Duff & Phelps discounted the Company's projected unlevered free cash flows to present value using a range of the Company's weighted average cost of capital from 14.00% - 15.00%, which was calculated utilizing the Capital Asset Pricing Model and based on inputs derived from the selected public companies.
The disclosure under the heading “The Merger – Opinion of Diversified’s Financial Advisor” is hereby supplemented by adding the underlined disclosure in the fourth paragraph and by adding the language and table below immediately following the fourth paragraph in the section titled “Discounted Cash Flow Analysis” on page 66 of the Proxy Statement:
Duff & Phelps performed three separate discounted cash flow analyses and applied a range to the add-back of public company expenses of 25%, 50%, and 75%, as Duff & Phelps assumed that the level of the add-back of public company expenses would be a negotiating point between a hypothetical third party buyer and the Company.
The table below summarizes the unlevered free cash flow for each period of the discounted cash flow analysis.

	Unlevered Free Cash Flow
($ thousands)	Oct. 1 2019P – Dec. 31 2019P	2020P	2021P	2022P	2023P	Normalized Terminal
25% Add-Back of Public Company Expenses	$4,397	$12,121	$12,219	$13,201	$15,458	$14,656
50% Add-Back of Public Company Expenses	$4,468	$12,405	$12,503	$13,485	$15,742	$14,940
75% Add-Back of Public Company Expenses	$4,539	$12,688	$12,787	$13,769	$16,026	$15,224
        Based on ~~these assumptions~~ an add-back of public company expenses of 25%, the discounted cash flow analysis indicated an estimated enterprise value for the Company of approximately $114.3 million to approximately $123.3 million. Based on an add-back of public company expenses of 50%, the discounted cash flow analysis indicated an estimated enterprise value for the Company of approximately $116.6 million to approximately $125.8 million. Based on an add-back of public company expenses of 75%, the discounted cash flow analysis indicated an estimated enterprise value for the Company of approximately $118.8 million to approximately $128.2 million. Based on this analysis, the selected enterprise value range based on the discounted cash flow analysis was estimated to be approximately $114.3 million to approximately $128.2 million.
The disclosure under the heading “The Merger – Opinion of Diversified’s Financial Advisor” is hereby supplemented by adding the underlined disclosure in the first paragraph and substituting the tables below for the table following the first paragraph in the section titled “Selected Public Company Analysis” on page 68 of the Proxy Statement:
Although none of these selected public companies is directly comparable to the Company, Duff & Phelps reviewed these companies based on their relative similarity, primarily in terms of business model and primary customer end markets, to the Company. For purposes of its analysis, Duff & Phelps used certain publicly available historical financial data and consensus equity analyst estimates for the selected public companies. It should be noted that the historical and projected EBITDA of the selected public companies was compared to the Company’s historical and projected Adjusted EBITDA for evaluation purposes, as the historical and projected EBITDA of the selected public companies excludes non-recurring expenses.
The ~~table~~ tables below ~~summarizes~~ summarize certain observed trading multiples and historical and projected financial performance of the selected public companies as of November 1, 2019.

	Revenue Growth
Company Name	3-YR CAGR	LTM	2019P	2020P	2021P
BBQ Holdings, Inc.	-21.7%	12.2%	46.8%	17.9%	7.4%
BJ's Restaurants, Inc.	6.7%	4.9%	4.1%	6.1%	6.6%
Bloomin' Brands, Inc.	-2.0%	-1.2%	0.4%	1.5%	3.2%
Brinker International, Inc.	NM	3.2%	5.2%	8.4%	2.5%
Shake Shack Inc.	34.1%	30.3%	30.4%	24.5%	19.9%
Texas Roadhouse, Inc.	10.8%	10.0%	11.6%	7.6%	8.6%
The Cheesecake Factory Incorporated	3.5%	1.9%	6.9%	18.4%	5.6%
Alsea, S.A.B. de C.V.	12.6%	NM	NM	9.6%	8.9%
Arcos Dorados Holdings Inc.	0.3%	NM	-4.4%	5.3%	5.7%
BK Brasil Operação e Assessoria a Restaurantes S.A.	NM	NM	24.8%	19.6%	16.2%
Carrols Restaurant Group, Inc.	11.1%	10.5%	NM	12.9%	5.1%
Mean	6.2%	9.0%	14.0%	12.0%	8.2%
Median	6.7%	7.4%	6.9%	9.6%	6.6%

Company	1.9%	0.7%	3.2%	1.6%	2.5%

	EBITDA Growth
Company Name	3-YR CAGR	LTM	2019P	2020P	2021P
BBQ Holdings, Inc.	8.8%	-0.5%	-42.5%	19.5%	60.5%
BJ's Restaurants, Inc.	2.5%	-4.1%	-11.8%	5.1%	4.5%
Bloomin' Brands, Inc.	-6.2%	3.1%	6.1%	2.9%	3.6%
Brinker International, Inc.	NM	NM	-4.2%	6.8%	1.4%
Shake Shack Inc.	30.3%	10.9%	21.9%	17.5%	24.7%
Texas Roadhouse, Inc.	10.5%	3.3%	8.4%	6.7%	7.3%
The Cheesecake Factory Incorporated	-3.5%	-3.3%	-4.3%	NM	6.4%
Alsea, S.A.B. de C.V.	13.6%	NM	NM	12.4%	10.2%
Arcos Dorados Holdings Inc.	8.1%	NM	5.9%	8.7%	9.1%
BK Brasil Operação e Assessoria a Restaurantes S.A.	NM	NM	15.0%	28.6%	14.7%
Carrols Restaurant Group, Inc.	9.4%	-14.7%	1.8	26.4%	10.8%
Mean	8.2%	-0.8%	-0.4%	13.5%	13.9%
Median	8.8%	-0.5%	3.8%	10.5%	9.1%

Company (1)	-9.5%	-4.5%	8.9%	8.6%	4.4%

	EBITDA Margin
Company Name	3-YR AVG	LTM	2019P	2020P	2021P
BBQ Holdings, Inc.	6.9%	9.4%	5.3%	5.4%	8.0%
BJ's Restaurants, Inc.	11.9%	10.7%	10.0%	9.9%	9.7%
Bloomin' Brands, Inc.	9.4%	9.4%	9.8%	9.9%	9.9%
Brinker International, Inc.	12.8%	11.4%	11.2%	11.1%	10.9%
Shake Shack Inc.	15.7%	13.7%	13.8%	13.0%	13.5%
Texas Roadhouse, Inc.	12.8%	11.5%	11.5%	11.4%	11.3%
The Cheesecake Factory Incorporated	11.3%	9.3%	8.9%	8.6%	8.7%
Alsea, S.A.B. de C.V.	13.8%	NM	12.8%	13.2%	13.3%
Arcos Dorados Holdings Inc.	9.6%	8.8%	9.3%	9.6%	9.9%
BK Brasil Operação e Assessoria a Restaurantes S.A.	11.0%	12.2%	11.3%	12.2%	12.0%
Carrols Restaurant Group, Inc.	8.4%	6.4%	6.7%	7.4%	7.9%
Mean	11.2%	10.3%	10.0%	10.1%	10.5%
Median	11.3%	10.1%	10.0%	9.9%	9.9%

Company (1)	12.6%	10.7%	11.4%	12.2%	12.4%

	Enterprise Value as Multiple of
Company Name	LTM EBITDA	2019P EBITDA	2020P EBITDA	2021P EBITDA	LTM Revenue
BBQ Holdings, Inc.	6.6x	9.1x	7.6x	4.7x	0.62x
BJ's Restaurants, Inc.	8.0x	8.5x	8.0x	7.7x	0.86x
Bloomin' Brands, Inc.	7.4x	7.1x	6.9x	6.7x	0.70x
Brinker International, Inc.	8.2x	8.1x	7.6x	7.5x	0.93x
Shake Shack Inc.	36.0x	31.5x	26.8x	21.5x	4.91x
Texas Roadhouse, Inc.	13.2x	12.7x	11.9x	11.1x	1.51x
The Cheesecake Factory Incorporated	9.0x	9.0x	7.8x	7.3x	0.84x
Alsea, S.A.B. de C.V.	9.4x	9.4x	8.4x	7.6x	1.28x
Arcos Dorados Holdings Inc.	7.9x	7.4x	6.9x	6.3x	0.69x
BK Brasil Operação e Assessoria a Restaurantes S.A.	12.9x	12.7x	9.9x	8.6x	1.57x
Carrols Restaurant Group, Inc.	NM	NM	6.8x	6.2x	0.66x
Mean	11.9x	11.6x	9.9x	8.7x	1.33x
Median	8.6x	9.0x	7.8x	7.5x	0.86x

The disclosure under the heading “The Merger – Opinion of Diversified’s Financial Advisor” is hereby supplemented by substituting the table below for the table following the first paragraph in the section titled “Selected Mergers and Acquisitions Transactions Analysis” on page 69 of the Proxy Statement:

Date of Announcement	Target	Acquiror	Enterprise Value ($mm)	LTM Revenue ($mm)	LTM EBITDA ($mm)
April 10, 2019	Papa Murphy's Holdings, Inc.	MTY Franchising USA, Inc.	$184.2	$120.6	$20.9
February 1, 2019	Undisclosed(1)	Undisclosed	$238.0	$301.3	$29.8
January 23, 2019	Redcomb Pubs Ltd	Young & Co.'s Brewery, P.L.C.	$44.4	$21.8	$5.2
December 5, 2018	Undisclosed(1)	Undisclosed	NA	NA	NA
November 5, 2018	Bojangles', Inc.	The Jordan Company; Dimensional Capital	$756.1	$557.3	$68.0
October 31, 2018	Grupo Vips Franchising, S.L.	Food Service Project, S.L.	$656.0	$473.5	$49.7
April 1, 2018	Undisclosed(1)	Undisclosed	$1,000.0	$1,470.6	$147.1
November 27, 2017	Buffalo Wild Wings, Inc.	Arby's Restaurant Group, Inc.	$2,861.6	$2,025.6	$256.5
October 16, 2017	Ruby Tuesday, Inc.	NRD Capital Management, LLC	$314.5	$912.6	$37.1
March 27, 2017	Cheddar's Inc.	Darden Restaurants, Inc.	$780.0	NA	$75.0
January 1, 2017	Undisclosed(1)	Undisclosed	$85.0	$188.9	$13.1
December 20, 2016	Undisclosed(1)	Undisclosed	NA	NA	NA
October 1, 2015	Undisclosed(1)	Undisclosed	NA	NA	NA
August 19, 2015	18 Buffalo Wild Wings locations (2)	Diversified Restaurant Holdings, Inc.	$54.0	$41.9	$8.6
June 25, 2015	Undisclosed(1)	Undisclosed(1)	$106.5	$287.8	$16.6
May 21, 2015	Frisch's Restaurants, Inc.	NRD Capital Management, LLC	$176.0	$215.2	$23.5
January 9, 2015	Undisclosed(1)	Undisclosed	$125.0	NA	$22.7

(1)	Deal metrics provided by Duff & Phelps proprietary research

(2)	Deal metrics provided by the Company

Additional Information and Where to Find It
In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission (the “SEC”) and furnished to its stockholders a definitive proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the definitive proxy statement and a proxy card to each Company stockholder entitled to vote at the annual meeting relating to the proposed transaction. The proxy statement contains important information about the proposed transaction and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Company stockholders for their consideration.
Stockholders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed Merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by going to the Company Investor Relations page on its website at www.diversifiedrestaurantholdings.com.
Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s most recent Annual Report on Form 10-K, which was filed with the SEC on April 4, 2019, and is included in the Company’s definitive proxy statement filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed with the SEC in connection with the proposed Merger. Free copies of these documents may be obtained as described in the preceding paragraph.
Notice Regarding Forward-Looking Statements
Certain statements in this communication are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of the Company by Parent, made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including obtaining the consent of the franchisor and the adoption of the Merger Agreement by the Company’s stockholders; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) uncertainties as to Parent’s ability to obtain financing in order to consummate the Merger; and (x) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this Form 8-K or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

SIGNATURES
In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated:	December 13, 2019	By:	/s/ T. Michael Ansley
		Name:	T. Michael Ansley
		Title:	Acting President (Principal Executive Officer)